American Funds Insurance Series®

Global Balanced Fund

Summary Prospectus Supplement

December 1, 2016

(for Class 1 shares summary prospectus, Class 2 shares summary prospectus and Class 4 shares summary prospectus dated May 1, 2016)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Hilda L. Applbaum	6 years	Partner – Capital World Investors
Mark A. Brett	6 years	Partner – Capital Fixed Income Investors
Paul Flynn	4 years	Partner – Capital World Investors
Robert H. Neithart	6 years	Partner – Capital Fixed Income Investors
Tomonori Tani	Less than 1 year	Partner – Capital World Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-022-1216O CGD/8024-S57597